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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 21, 2016

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ENDO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in Its Charter)

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Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code 011-353-1-268-2000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 21, 2016, Endo International plc (“Endo”) announced that Susan Hall has decided to terminate her employment by Endo to pursue other opportunities. Effective as of December 21, 2016, Ms. Hall will cease serving as Executive Vice President, Chief Scientific Officer and Global Head of Research & Development and Quality, following which time she will serve as Strategic Advisor for Branded Pharmaceuticals until her last day of employment on March 31, 2017 (the “Termination Date”). A copy of Endo’s press release announcing Ms. Hall’s departure is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
In connection with Ms. Hall’s departure, Endo Health Solutions Inc. (the “Company”), an indirect, wholly-owned subsidiary of Endo, entered into a Separation Agreement and General Release with Ms. Hall, dated as of December 21, 2016 (the “Separation Agreement”). Under the Separation Agreement, subject to Ms. Hall executing and not revoking a release of claims, Ms. Hall will be entitled to the following payments and benefits: a prorated 2017 bonus (based on actual results), severance in an amount equal to two times the sum of her base salary and target bonus, continued medical and life insurance benefits for two years following the Termination Date, reasonable expenses incurred by Ms. Hall for the transportation of her personal items from Dublin, Ireland, reimbursement for tax preparation services in respect of 2016 and 2017, and reimbursement for certain termination costs. In addition, Ms. Hall’s outstanding equity awards will be treated in accordance with the applicable equity plans and award agreements. Under the Separation Agreement, Ms. Hall has agreed to serve as a consultant to the Company for six months following the Termination Date, for which she will receive an aggregate amount equal to $250,000, payable in equal monthly installments. The Separation Agreement includes a provision concerning indemnification and covenants not to solicit, not to compete, not to disparage and to cooperate with Endo and its affiliates.
The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by the full text of the Separation Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Separation Agreement and General Release between Endo Health Solutions Inc. and Susan Hall, dated as of December 21, 2016.
99.1	Press Release of Endo International plc dated December 21, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President,
Chief Legal Officer
Dated: December 22, 2016

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Separation Agreement and General Release between Endo Health Solutions Inc. and Susan Hall, dated as of December 21, 2016.
99.1	Press Release of Endo International plc dated December 21, 2016.